EXHIBIT INDEX
                                       TO
                                   FORM 10-Q
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EXHIBIT                                                                PAGE
NUMBER                           DESCRIPTION                          NUMBER
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
2.1 Asset Purchase Agreement, dated as of May 21, 1996, by and among the Company, Mississippi Acquisition I, Inc.,
          Mississippi Acquisition II, Inc., Eddy Potash, Inc., and
          New Mexico Potash Corporation; filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed September
          3, 1996, SEC File No. 0-20411, and incorporated herein by reference.

2.2 Agreement and Plan of Merger and Reorganization, dated as of August 27, 1996, by and among the Company, MISS SUB, INC., and First Mississippi Corporation; filed as
          Exhibit 2.2 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996, SEC File No. 0-20411, and incorporated herein by reference.

3.1       Articles of Incorporation of the Company; filed as
          Exhibit 3.1 to the Company's Amendment No. 1 to Form S-1 Registration Statement filed August 2, 1994, SEC File No. 33-53119, and incorporated herein by reference.

3.2 Bylaws of the Company, filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, SEC File No. 1-12217.

4.1 Mississippi Phosphates Corporation 401(k) Retirement Plan; filed as Exhibit 4.3(a) to the Company's Post-Effective Amendment No. 1 to Form S-8 Registration Statement filed June 6, 1995, SEC File No. 33-59577, and incorporated herein by reference.

4.2 Mississippi Chemical Corporation Thrift Plan Plus; filed as Exhibit 4.3(b) to the Company's Post-Effective
          Amendment No. 1 to Form S-8 Registration Statement filed June 6, 1995, SEC File No. 33-59577, and incorporated herein by reference.

4.3 Mississippi Chemical Corporation 1994 Stock Incentive Plan; filed as Exhibit 4.2 to the Company's Form S-8 Registration Statement filed December 21, 1995, SEC File No. 33-65209, and incorporated herein by reference.

4.4 Mississippi Chemical Corporation 1995 Stock Option Plan for Nonemployee Directors; filed as Exhibit 4.3 to the Company's Form S-8 Registration Statement filed
          December 21, 1995, SEC File No. 33-65209, and incorporated herein by reference.

4.5 Mississippi Chemical Corporation 1995 Restricted Stock Purchase Plan for Nonemployee Directors; filed as Exhibit
          4.4 to the Company's Form S-8 Registration Statement filed December 21, 1995, SEC File No. 33-65209, and incorporated herein by reference.

4.6       Shareholder Rights Plan; filed as Exhibit 1 to the
          Company's Form 8-A Registration Statement dated
          August 15, 1994, SEC File No. 2-7803, and incorporated herein by reference.

10.1 Agreement effective as of October 1, 1991, entered into by the Company's subsidiary Mississippi Phosphates Corporation for the exclusive distribution of diammonium phosphate produced by Mississippi Phosphates Corporation; filed as Exhibit 10.1 to Amendment No. 1 to the Company's Report on Form 8 dated January 7, 1993, SEC File No. 2-7803, and incorporated herein by reference.

10.2 Amendment of Agreement, effective as of July 1, 1993, to the Agreement entered into as of October 1, 1991, by the Company's subsidiary Mississippi Phosphates Corporation for the exclusive distribution of diammonium phosphate produced by Mississippi Phosphates Corporation; filed as
          Exhibit 10.3 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1993, SEC File No. 2-7803, and incorporated herein by reference.

10.3 Amendment of Agreement, effective as of August 1, 1994, to the Agreement entered into as of October 1, 1991, by the Company's subsidiary Mississippi Phosphates Corporation for the exclusive distribution of diammonium phosphate produced by Mississippi Phosphates Corporation; filed as Exhibit 10.7 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1995, SEC File No. 2-7803, and incorporated herein by reference.

10.4 Agreement made and entered into as of September 15, 1991, between Office Cherifien des Phosphates and the Company's subsidiary Mississippi Phosphates Corporation for the sale and purchase of phosphate rock; filed as
          Exhibit 10.1 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1991, File No. 2-7803, and incorporated herein by reference.

10.5 Amendment No. 1, effective as of July 1, 1992, to the Agreement effective as of September 15, 1991, between Office Cherifien des Phosphates and the Company's subsidiary Mississippi Phosphates Corporation for the sale and purchase of phosphate rock; filed as
          Exhibit 10.12 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1995, SEC File
          No. 2-7803, and incorporated herein by reference1

10.6 Amendment No. 2, effective as of July 1, 1993, to the Agreement effective as of September 15, 1991, between Office Cherifien des Phosphates and the Company's subsidiary Mississippi Phosphates Corporation for the sale and purchase of phosphate rock; filed as Exhibit
          10.11 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1995, SEC File No. 2-7803, and incorporated herein by reference.2

10.7 Amendment No. 3, effective as of January 1, 1995, to the Agreement effective as of September 15, 1991, between Office Cherifien des Phosphates and the Company's subsidiary Mississippi Phosphates Corporation for the sale and purchase of phosphate rock; filed as
          Exhibit 10.10 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1995, SEC File No. 2-7803, and incorporated herein by reference.3

10.8 Amendment No. 4, effective as of January 1, 1997, to the Agreement effective as of September 15, 1991, between Office Cherifien des Phosphates and the Company's subsidiary Mississippi Phosphates Corporation for the sale and purchase of phosphate rock; filed as Exibit 10.8 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, SEC File No. 1-12217, and incorported herein by reference.

10.9 Gas Sales Agreement entered into by the Company and Sonat Marketing Company as of July 13, 1995, for the sale and purchase of natural gas; filed as Exhibit 10.13 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1995, SEC File No. 2-7803, and incorporated herein by reference.4

---------------------
     1
      Pursuant to the Securities Exchange Act of 1934, Rule 24b-2, confidential business information has been deleted from the first and second paragraphs of paragraph numbered 1 of Amendment No. 1 and an application for confidential treatment has been filed separately with the Commission.

     2
      Pursuant to the Securities Exchange Act of 1934, Rule 24b-2, confidential business information has been deleted from paragraphs numbered 5 and 8 of Amendment No. 2; from the first paragraph, paragraph numbered 1, paragraph numbered 2, and paragraph numbered 3 of Schedule 1, Exhibit A; from Schedule 2, Exhibit B; from Schedule 3, Exhibit C, and from Schedule 4, Exhibit D; and an application for confidential treatment has been filed separately with the Commission.

     3
      Pursuant to the Securities Exchange Act of 1934, Rule 24b-2, confidential business information has been deleted from Schedule 1 to Amendment No. 3, Exhibit B, and an application for confidential treatment has been filed separately with the Commission.

     4
      Pursuant to the Securities Exchange Act of 1934, Rule 24b-2, confidential business information has been deleted from Article IV, Price, and an application for confidential treatment has been filed separately with the Commission.
------------------------


10.10 Agreement for Real Estate Purchase Option dated July 16, 1990, for the sale of the Company's Hardee County, Florida, property and underlying phosphate reserves; filed as an exhibit to Exhibit 4.2 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1990, SEC File No. 2-7803, and incorporated herein by reference.

10.11 Form of Severance Agreement dated July 29, 1996, by and between the Company and each of its Executive Officers; filed as Exhibit 10.14 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996, SEC File No. 2-7803, and incorporated herein by reference.

10.12 Credit Agreement dated as of December 23, 1996, by and among First Mississippi Corporation; AMPRO Fertilizer, Inc.; Harris Trust and Savings Bank, as Administrative Agent; Bank of Montreal, Chicago Branch, as Syndication Agent; Caisse Nationale de Credit Agricole and CIBC Inc. as Co-Agents; and the other lenders party thereto; filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed January 6, 1997, SEC File No. 0-20411, and incorporated herein by reference.

10.13 Credit Agreement dated as of December 23, 1996, by and among Mississippi Chemical Corporation; Mississippi Phosphates Corporation; Mississippi Potash, Inc.; Harris Trust and Savings Bank, as Administrative Agent; Bank of Montreal, Chicago Branch, as Syndication Agent; Caisse Nationale de Credit Agricole and CIBC Inc. as Co-Agents; and the other lenders party thereto; filed as Exhibit
          10.2 to the Company's Current Report on Form 8-K filed January 6, 1997, SEC File No. 0-20411, and incorporated herein by reference.

10.14 Anhydrous Ammonia Purchase Agreement (AMRO) dated as of October 18, 1996, among Mississippi Chemical Corporation, Farmland Industries, Inc., and Farmland MissChem Limited whereby Mississippi Chemical Corporation and Farmland Industries, Inc., on an individual basis, will purchase from Farmland MissChem Limited, a portion of the total anhydrous ammonia output produced by its facility located on the island of Trinidad in The Republic of Trinidad and Tobago, which Agreement will be in place during the term of the AMRO permanent financing facility.

10.15 Anhydrous Ammonia Purchase Agreement (EX-IM) dated as of October 18, 1996, among Mississippi Chemical Corporation, Farmland Industries, Inc., and Farmland MissChem Limited whereby Mississippi Chemical Corporation and Farmland Industries, Inc., on an individual basis, will purchase from Farmland MissChem Limited, a portion of the total anhydrous ammonia output produced by its facility located on the island of Trinidad in The Republic of Trinidad and Tobago, which Agreement will be in place during the term of the EximBank permanent financing facility.

23 Consent of Arthur Andersen LLP; filed as Exhibit 23 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, SEC File No. 1-12217, and incorporated herein by reference.

27        Financial Data Schedule.

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